UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)

Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code:	(701) 852-5292

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2007

Item 1—Reports to Shareholders

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Small Cap Growth Fund (the “Fund”) for the year ended December 31, 2007. The Fund’s portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Small Cap Growth Fund underperformed the S&P 500 and Russell 2000 Indexes for 2007. It has underperformed also for the last 2 years. While we can report positive progress in reducing the Fund’s risk, we have not yet generated a superior risk-adjusted return since I took over management of the Fund in May 2007. The Fund’s raw numbers total return for 2007 was -0.92%*, vs. 5.49% for the S&P 500 and -1.57% for the Russell 2000.

The Fund’s weighted average market cap at year-end was $950 million. Three stocks are large enough to be at the bottom end of the mid-cap range of $2 - $10 billion, and we plan to keep the fund’s market cap near $1 billion. Its weighted, conservatively projected growth rate is 17.1%, the weighted beta is 0.97, and Price/Cash Flow is only 14.7. Thus, the Fund’s PEG ratio is an extraordinarily low 0.86, based on free cash flow, not EPS.

In order to provide me with cash upon my assumption of management of the fund last May, the previous manager sold off most of the stocks in March and April following a big drop in the market the first 2 months of the year. This is normally preferable, of course, since I have a very different management style, but through an accident of timing it was exactly when the small cap segment of the market took off last year from March through June. As a result, I missed the only good return months of the year during the take-over period, resulting in poor short and intermediate term returns.

This is an unusual one-time event I do not expect to recur. I have slowly been reinvesting the money, but in a weakening economy and falling market for small caps, and in some of the most beaten-up sectors, which hasn’t helped us short term. While our year end cash position is 20% and some excellent companies we have bought very cheaply, it has not helped us avoid the carnage in the small cap segment short term, which was easily the worst performing capitalization segment in 2007.

I expect the stocks we own to rebound strongly once investors begin to look across the upcoming poor economic news and earnings valley, but that may not be until the last half of 2008. The dominant sectors in the Fund as of year-end are Clean Energy, Health Sciences and Information Technology, which collectively make up 38% of the Fund. These are the same sectors I expect to emphasize this year, along with the addition of natural resources.

It has been widely noted in the financial press that volatility (risk) rose dramatically in the second half of 2007. It has risen for both the S&P 500 and the Russell 2000, but thanks to our risk management discipline, risk actually fell for the Fund. Since our mid-year report to you, the Fund’s standard deviation of monthly returns (a standard statistical measure of risk) fell 7%, from 2.88% to 2.68%. That of the S&P 500 rose 42.5%, from 1.81% to 2.58%. The risk of the Russell 2000 rose 45%, from 2.27% to 3.30%.

It takes some time to reduce risk, because changes to accomplish this take several months to show up in the risk metrics. Nevertheless, we have steadily improved the Fund’s level of risk and its risk-adjusted return since I took over, while increasing our investment in stocks. We can not yet report a superior risk-adjusted return, but my goal in 2008 is to continue to maintain a low level of risk while focusing more on raising returns, and generating a superior risk-adjusted return by the end of the year.

Risk-Adjusted Return Comparison
ICPAX vs. S&P 500 & Russell 2000, YTD ended 12/31/07
	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
ICPAX	-0.92%*	2.68%	-1.08%
S&P 500	5.49%	2.58%	2.13%
Russell 2000	-1.57%	3.30%	-0.48%

Note: Standard Deviation is measured over the most recent 13 monthly total returns.

Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

Current Conditions

In our 2007 semiannual report to you I was skeptical of the stock market’s second half performance but still hopeful. I believed that as long as jobs held up and the credit problems did not turn into a widespread credit crunch we could avoid recession. However, the jobs report in December was far worse than it appeared on the surface, continuing a trend and accelerating. The credit problems in housing have spread to the economy in general. I expect we will already be in recession by the time you receive this report, and that it will be a real recession this time, more comparable to 1991, not to the very mild 2001 recession.

Unemployment rose to 5.0% in December from 4.4% last March, and up 0.3% just in the last month, a situation almost unprecedented without a recession. Bear in mind that jobs are a lagging indicator, so there is a strong likelihood we are already in a recession. A rise of 0.5% from the low in unemployment has never occurred without a recession, and we are up 0.6%. This is what the stock and bond markets have been reflecting since last summer.

With short-term rates well above GDP growth, the Fed has clearly fallen far behind the curve. We can expect short-term rates to fall to at least 3% before year-end, and likely lower, but that won’t help the credit crisis. There is plenty of liquidity, what’s lacking is confidence in the financial system. More money will not fix that, only time and higher credit standards will. Credit default swaps could be the next big shoe to drop, so we think it is still too early to buy banks and many other financial stocks. The housing downturn is not likely even to bottom for another year or two, let alone recover materially, so this will continue to be a drag on the economy and consumer spending as well.

Over the course of 2008 I expect we will have an exceptional opportunity to add some truly great companies with strong demographic, geopolitical or technological tail winds, and do it very cheaply. Moreover, we will be able to ratchet up the overall dividend yield on the Fund significantly. High dividend yields are important because they lower the capital gains hurdle for good total returns, create more consistent returns and lower share price volatility.

For patient investors with a clear, unwavering investment discipline and sidelined cash such as we currently have, bear markets offer attractive opportunities, forgone for many years in the interests of discipline and prudence. There are several clear themes that stand out, and that should enable thoughtful investors to boost their returns in the coming decade beyond what one might normally expect.

We are facing a time of unprecedented opportunities as investors. Unlike the dot.com boom, this is not merely an extension of already existing trends. We are entering a period when many or most of the major economic drivers of the investment world we all grew up with are reversing or changing dramatically. We will be better and more successful investors if we spend time trying to better understand these changes, and what they mean for our investment portfolios.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the “Company” or “Integrity Mutual Funds”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Fund invests in small and mid-sized companies. Stocks of small and mid-sized companies are more sensitive to changing market conditions and, therefore, investing in such securities involves greater risk than investing in the securities of larger companies.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

American Depository Receipt: A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index: A commonly used measure of inflation; it does not represent an investment return

Depreciation: Decrease in the value of an asset

Load: A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value: Actual price at which a fund trades in the marketplace

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a percentage of net assets)

S - Services	24.8%
O - Other	19.7%
HC - Healthcare	14.0%
T - Technology	12.8%
I - Industrial Goods	10.7%
E - Energy	9.8%
CC - Consumer Cyclical	5.6%
F - Financial	2.6%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a percentage of net assets)

1.	Energy Conversion Devices	8.1%
2.	EPIQ Systems, Inc.	6.4%
3.	John Wiley & Sons, Inc.	6.3%
4.	Panera Bread Company	5.3%
5.	Nighthawk Radiology Holdings	4.7%
6.	Corporate Executive Board	4.4%
7.	American Science & Engineer	4.2%
8.	Littelfuse Inc	3.6%
9.	Forward Air Corporation	3.4%
10.	Neogen Corp	3.4%

The Fund’s holdings are subject to change at any time.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs: including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs: including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*

Actual	$1,000.00	$935.98	$11.76

Hypothetical (5% return before expenses)	$1,000.00	$1,013.06	$12.23

*Expenses are equal to the annualized expense ratio of 2.42%, multiplied by the average account value over the period, multiplied by 181/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of (6.40%) for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity Small Cap Growth Fund	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without Sales Charge	(0.92%)	6.02%	11.72%	N/A	8.21%
With Sales Charge (5.75%)	(6.60%)	3.96%	10.41%	N/A	7.48%

Russell 2000 Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	(1.57%)	6.80%	16.25%	N/A	9.01%

Lipper Small Cap Growth Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	9.68%	8.53%	15.44%	N/A	7.98%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund’s performance prior to September 19, 2003 was achieved while the Fund was managed by another investment adviser that used different investment strategies and techniques, which may have produced different results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, the Lipper Small Cap Growth Index, and the Russell 2000 Index

	Fund without Sales Charge	Fund with Maximum Sales Charge	Lipper Small Cap Growth Index	Russell 2000 Index
04/05/1999	$10,000	$9,425	$10,000	$10,000
1999	$17,892	$16,863	$16,519	$12,673
2000	$17,327	$16,331	$15,155	$12,290
2001	$15,191	$14,318	$13,190	$12,596
2002	$11,467	$10,808	$9,546	$10,016
2003	$14,946	$14,087	$13,820	$14,748
2004	$16,747	$15,784	$15,312	$17,452
2005	$18,698	$17,623	$16,129	$18,246
2006	$20,143	$18,985	$17,847	$21,598
2007	$19,958	$18,811	$19,574	$21,260

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for each of the 1-year, 3-year, and 5-year periods were below its index and median for its peer group. However, the Fund has positive returns for the 1-year, 5-year, and since inception periods as of August 31, 2007. In addition, the Fund has been meeting its investment objective for providing long-term growth of asset value through capital appreciation.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund’s net expense ratio of 2.65% for the Class A shares was higher than other funds of similar objective and size. The Board approved a recommendation by the Adviser to reduce the expense ratio to 1.50% on November 15, 2007.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest's compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (80.5%)

Aerospace & Military Technology (4.2%)
American Science & Engineer	2,000	$113,500

Biotechnology & Drugs (3.3%)
*Martek Biosciences Corporation	3,000	88,740

Business Service (7.3%)
Corporate Executive Board	2,000	120,200
Portfolio Recovery Associates	2,000	79,340
		199,540

Business Software & Services (6.4%)
*EPIQ Systems, Inc.	10,000	174,100

Commercial Services (2.9%)
*Fuel Tech Inc	3,500	79,275

Communications Equipment (1.9%)
*Audiocodes LTD	10,000	50,600

Consumer Products (2.7%)
Wolverine World Wide	3,000	73,560

Electrical Components & Equip. (3.6%)
*Littelfuse Inc	3,000	98,880

Energy (1.8%)
*Ocean Power Technologies	3,000	48,690

Healthcare (10.8%)
*Advanced Medical Optics	3,000	73,590
*Neogen Corp	3,500	92,925
*Nighthawk Radiology Holdings	6,000	126,300
		292,815

Machinery & Equipment (2.9%)
Federal Signal Corp	7,000	78,540

Office Supplies (2.4%)
*American Reprographics Co	4,000	65,920

Publishing (6.3%)
John Wiley & Sons, Inc.	4,000	171,360

Real Estate Investment Trusts (2.6%)
CapitalSource Inc	4,000	70,360

Restaurants (5.3%)
*Panera Bread Company	4,000	143,280

Scientific/Technical Instruments (8.1%)
*Energy Conversion Devices	6,500	218,725

Semiconductor (4.6%)
Micrel Inc	10,000	84,500
*Spansion Inc.	10,000	39,300
		123,800

Transportation (3.4%)
Forward Air Corporation	3,000	93,510

TOTAL COMMON STOCKS (COST: $2,411,670)		$2,185,195

SHORT-TERM SECURITIES (22.3%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $604,680)	604,680	$604,680

TOTAL INVESTMENTS IN SECURITIES (COST: $3,016,350)		$2,789,875
OTHER ASSETS LESS LIABILITIES		(73,767)

NET ASSETS		$2,716,108

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $3,016,350)	$2,789,875
Accrued dividends receivable	3,530
Accrued interest receivable	2,861
Receivable from manager	4,344
Prepaid expenses	853
Total Assets	$2,801,463

LIABILITIES
Disbursements in excess of demand deposit cash	$36,034
Payable for fund shares redeemed	31,577
Accrued expenses	10,480
Payable to affiliates	7,264
Total Liabilities	$85,355

NET ASSETS	$2,716,108

Net assets are represented by:
Capital stock outstanding, at par	$742
Additional paid-in capital	2,961,900
Accumulated undistributed net realized gain (loss) on investments	(20,059)
Unrealized appreciation (depreciation) on investments	(226,475)
Total amount representing net assets applicable to 741,644 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$2,716,108

Net asset value per share	$3.66

Public Offering Price (based on sales charge of 5.75%)	$3.88

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$38,394
Dividends	36,141
Total Investment Income	$74,535

EXPENSES
Investment advisory fees	$53,514
Distribution (12b-1) fees	23,338
Transfer agent fees	24,067
Accounting service fees	26,401
Administrative service fees	24,067
Professional fees	7,212
Reports to shareholders	3,296
License, fees, and registrations	3,520
Audit fees	5,911
Trustees fees	1,744
Transfer agent out-of-pockets	216
Other fees	42
Total Expenses	$173,328
Less expenses waived or absorbed by the Fund’s manager	(53,739)
Total Net Expenses	$119,589

NET INVESTMENT INCOME (LOSS)	$(45,054)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,644,152
Net change in unrealized appreciation (depreciation) of investments	(1,485,829)
Net Realized and Unrealized Gain (Loss) on Investments	$158,323

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,269

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(45,054)	$(197,093)
Net realized gain (loss) on investment transactions	1,644,152	2,591,567
Net change in unrealized appreciation (depreciation) on investments	(1,485,829)	(1,651,327)
Net Increase (Decrease) in Net Assets Resulting From Operations	$113,269	$743,147

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.00 and $0.00 per share, respectively)	$0	$0
Distributions from net realized gain on investment transactions ($5.15 and $4.29 per share, respectively)	(1,618,939)	(2,394,746)
Total Dividends and Distributions	$(1,618,939)	$(2,394,746)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$215,412	$253,424
Proceeds from reinvested dividends	1,582,905	2,358,909
Cost of shares redeemed	(4,884,991)	(8,686,322)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$(3,086,674)	$(6,073,989)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,592,344)	$(7,725,588)
NET ASSETS, BEGINNING OF PERIOD	7,308,452	15,034,040
NET ASSETS, END OF PERIOD	$2,716,108	$7,308,452

Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. On September 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was a part of the Willamette Funds Group (the “Willamette Funds”). The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the 1940 Act as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Fund. The Fund seeks to provide long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price.

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.

Integrity Fund Services, Inc. (the “Administrator” or “Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$0	$0
Ordinary income	197,394	114,382
Long-term capital gains	1,421,545	2,280,364
Total	$1,618,939	$2,394,746

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($20,059)	($226,475)	($246,534)

As of December 31, 2007, the Fund did not have net capital loss carryforwards, which are available to offset future realized gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

For the year ended December 31, 2007, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $20,059.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 741,644 and 822,622 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	24,004	19,874
Shares issued on reinvestment of dividends	431,309	263,565
Shares redeemed	(536,291)	(694,455)
Net increase (decrease)	(80,978)	(411,016)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $12,837 of investment advisory fees after waivers for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $0 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

For the period from January 1, 2007, through November 14, 2007, the Investment Advisor contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses so that the Net Annual Operating Expenses of the Fund did not exceed 2.65%.  On November 15, 2007, the Investment Adviser contractually agreed until November 14, 2008, to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 1.50%. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $23,338 of distribution fees for the year ended December 31, 2007. The Fund has a payable to Integrity Funds Distributor of $1,141 at December 31, 2007 for distribution fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $24,067 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $26,401 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,114 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $24,067 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $5,265,589 and $9,903,337, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $3,016,350. The net unrealized depreciation of investments based on the cost was $226,475, which is comprised of $65,185 aggregate gross unrealized appreciation and $291,660 aggregate gross unrealized depreciation.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the periods indicated.

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$8.88	$12.19	$13.67	$12.20	$8.94	$12.54

Income from Investment Operations:
Net investment income (loss)	$(.06)	$(.24)	$(.24)	$(.31)	$(.34)	$(.29)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.22	1.86	1.78	3.60	(3.31)
Total Income (Loss) From Investment Operations	$(.07)	$.98	$1.62	$1.47	$3.26	$(3.60)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	(5.15)	(4.29)	(3.10)	.00	.00	.00
Total Distributions	$(5.15)	$(4.29)	$(3.10)	$.00	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$3.66	$8.88	$12.19	$13.67	$12.20	$8.94

Total Return	(0.92%)(A)	7.73%(A)	11.65%(A)	12.05%(A)	36.47%(A)(D)	(28.71%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,716	$7,308	$15,034	$21,543	$23,485	$19,099
Ratio of net expenses (after expense assumption) to average net assets	2.56%(B)	2.65%(B)	2.65%(B)	2.65%(B)	4.45%(B)(C)	3.13%(B)
Ratio of net investment income to average net assets	(0.97%)	(1.78%)	(1.76%)	(2.19%)	(3.89%)(C)	(2.67%)
Portfolio turnover rate	137.86%	25.71%	28.64%	58.45%	59.04%	27.74%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds assumed/waived expenses of $53,739, $15,566, $15,012, and $53,156, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.71%, 2.79%, 2.74%, and 2.89%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds and Willamette Asset Managers assumed/waived expenses of $4,713. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.47%. During the period ended March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $46,274. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.33%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Small Cap Growth Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other auditors whose report dated May 22, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Small Cap Growth Fund of The Integrity Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA
February 11, 2008

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Fund”) for the year ended December 31, 2007.  The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Growth & Income Fundcontinued to outperform the S&P 500 for 2007, and for the last 2, 3, 5 and 10 years, while keeping overall risk low. We are not the only managers to have done this long term, but it does call into question the widespread Wall Street myth that higher returns mean taking greater risk. The changes in our risk management discipline we made in early 2003 to reduce risk have paid off well for our investors in both up and down markets. The Fund’s cash position at year-end was 26%.

We continue to keep our risk as low as possible through the use of four basic strategies. First, we focus on a company’s ability to generate consistent, large free cash flows and high ROICs as proof of management superiority and market dominance. We then typically buy only at a large discount to fair value, estimated using discounted free cash flows. Second, we balance the Fund internally by offsetting cyclical issues with non-cyclical and counter-cyclical companies, thus reducing overall volatility.

Third, we employ portfolio level, statistical risk management tools to minimize the potential that risk gets out of control. Fourth, if we cannot buy stocks that satisfy all our financial criteria, have clear long term drivers with favorable short term sentiment, momentum, money flow and technical signals in place, and that do not require that we step outside our moral universe to make money, we stay in cash. This does not mean we cannot lose money. We have done, and will in the future, but not by pursuing a risky investment approach or being reckless with our investors’ hard-earned money.

It has been widely noted in the financial press that volatility (risk) rose dramatically in the second half of 2007. It has risen for the Fund as well, albeit much less thanks to our risk management discipline. Since our mid-year report to you, the Fund’s standard deviation of monthly returns (a standard statistical measure of risk) rose 20.6%, from 2.36% to 2.85%. That of the S&P 500 rose 42.5%, more than twice as much, from 1.81% to 2.58%.

Despite our low risk, the Fund’s raw numbers return for 2007 was 7.97%*, vs. 5.49% for the S&P 500. Our cash position on December 31 was 26%. In my opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There simply is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason.

In 2007 the Fund’s risk-adjusted return dropped below that of the S&P 500 for the first time in a long while. We reported to you at mid-year that our risk management discipline had prompted us to take action to return to a superior risk-adjusted return. We reported better risk-adjusted returns in Q2 of 2007, although we were still behind on an annual basis. As you can see in the table below, though, the actions we took have once again been successful in returning the Fund to a superior risk-adjusted return.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, YTD ended 12/31/07

	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
IGIAX	7.97%*	2.85%	2.80%
S&P 500	5.49%	2.58%	2.13%

Note: Standard Deviation is measured over the most recent 13 monthly total returns.

Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

Current Conditions

In our 2007 semiannual report to you I was skeptical of the stock market’s second half performance but still hopeful. I believed that as long as jobs held up and the credit problems did not turn into a widespread credit crunch we could avoid recession. However, the jobs report in December was far worse than it appeared on the surface, continuing a trend and accelerating. The credit problems in housing have spread to the economy in general. I expect we will already be in recession by the time you receive this report, and that it will be a real recession this time, more comparable to 1991, not to the very mild 2001 recession.

Unemployment rose to 5.0% in December from 4.4% last March, and up 0.3% just in the last month, a situation almost unprecedented without a recession. Bear in mind that jobs are a lagging indicator, so there is a strong likelihood we are already in a recession. A rise of 0.5% from the low in unemployment has never occurred without a recession, and we are up 0.6%. This is what the stock and bond markets have been reflecting since last summer.

With short-term rates well above GDP growth, the Fed has clearly fallen far behind the curve. We can expect short-term rates to fall to at least 3% before year-end, and likely lower, but that won’t help the credit crisis. There is plenty of liquidity, what’s lacking is confidence in the financial system. More money won’t fix that, only time and higher credit standards will. Credit default swaps could be the next big shoe to drop, so we think it is still too early to buy banks and many other financial stocks. The housing downturn is not likely even to bottom for another year or two, let alone recover materially, so this will continue to be a drag on the economy and consumer spending as well.

Over the course of 2008 I expect we will have an exceptional opportunity to add some truly great companies with strong demographic, geopolitical or technological tail winds, and do it very cheaply. Moreover, we will be able to ratchet up the overall dividend yield on the Fund significantly. High dividend yields are important because they lower the capital gains hurdle for good total returns, create more consistent returns and lower share price volatility.

For patient investors with a clear, unwavering investment discipline and sidelined cash such as we currently have, bear markets offer attractive opportunities, forgone for many years in the interests of discipline and prudence. There are several clear themes that stand out, and that should enable thoughtful investors to boost their returns in the coming decade beyond what one might normally expect.

We are facing a time of unprecedented opportunities as investors. Unlike the dot.com boom, this is not merely an extension of already existing trends. We are entering a period when many or most of the major economic drivers of the investment world we all grew up in are reversing or changing dramatically. We will be better and more successful investors if we spend time trying to better understand these changes, and what they mean for our investment portfolios.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Fund, Inc. (the “Company” or “Integrity Mutual Funds”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

American Depository Receipt: A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index: A commonly used measure of inflation; it does not represent an investment return

Depreciation: Decrease in the value of an asset

Growth Fund: A type of diversified common stock fund that has capital appreciation as its primary goal; it invests in companies that reinvest most of their earnings for expansion, research, or development

Growth & Income Fund: Fund that invests in common stocks for both current income and long-term growth of capital and income

Load: A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value: Actual price at which a fund trades in the marketplace

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a percentage of net assets)

O - Other	28.4%
S - Services	17.7%
T - Technology	16.7%
H - Healthcare	11.2%
F - Financial	10.5%
I - Industrials	5.8%
E - Energy	4.9%
C - Conglomerates	4.8%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a percentage of net assets)

1.	EPIQ Systems, Inc.	4.3%
2.	Western Union Company	4.2%
3.	Johnson & Johnson	4.1%
4.	Quest Diagnostics Inc	3.9%
5.	Microsoft Corp.	3.7%
6.	Vestas Wind Energy ADR	3.6%
7.	Energy Conversion Devices	3.3%
8.	Texas Instruments, Inc.	3.3%
9.	Fresenius Medical Care AG & Co. ADR	3.2%
10.	Mckesson Corp	3.2%

The Fund’s holdings are subject to change at any time.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual	$1,000.00	$995.63	$8.03

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$8.12

*Expenses are equal to the annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 181/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of (0.44%) for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity Growth & Income Fund	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without Sales Charge	7.97%	10.74%	13.50%	6.36%	10.11%
With Sales Charge (5.75%)	1.75%	8.57%	12.17%	5.74%	9.61%

S&P 500 Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	5.49%	8.62%	12.83%	5.91%	11.27%

Lipper Mlt-Cap Core Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	5.97%	9.39%	14.08%	6.46%	10.75%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a free Fund prospectus from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund’s performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”) and IPS Advisory, Inc. (“IPS Advisory”). Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund’s portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current Investment Adviser.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, the Lipper Mlt-Cap Core Index, and the S&P 500 Index

	Fund without Sales Charge	Fund with Maximum Sales Charge	Lipper Mlt-Cap Core Index	S&P 500 Index
1997	$10,000	$9,427	$10,000	$10,000
1998	$14,030	$13,226	$11,867	$12,858
1999	$30,695	$28,935	$14,334	$15,563
2000	$23,544	$22,195	$13,856	$14,146
2001	$13,585	$12,806	$12,365	$12,465
2002	$9,837	$9,273	$9,676	$9,710
2003	$12,195	$11,496	$12,706	$12,496
2004	$13,646	$12,863	$14,281	$13,855
2005	$14,918	$14,063	$15,455	$14,536
2006	$17,162	$16,178	$17,640	$16,832
2007	$18,529	$17,467	$18,693	$17,756

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a free Fund prospectus from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The Fund’s performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by the Investment Adviser and IPS Advisory. Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund’s portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current Investment Adviser.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Investment Adviser’s services and fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Investment Adviser, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services to be provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Investment Adviser. The Trustees also considered any ancillary benefits to the Investment Adviser and its affiliates for services provided to the Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Investment Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Investment Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for the 1-year and 3-year periods was above its index and median for its peer group. The Funds performance for the 5-year and 10-year periods was slightly below its index and median for its peer group. The Fund has positive returns for the YTD, 1-year, 5-year, 10-year and since inception periods as of August 31, 2007. In addition, the Fund has been meeting its investment objective for providing long-term growth of capital with dividend income as a secondary objective.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund’s net expense ratio of 1.60% for the Class A shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest’s compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (73.5%)

Business Service (4.9%)
Corporate Executive Board	20,000	$1,202,000
Portfolio Recovery Associates	20,000	793,400
		1,995,400
Business Software & Services (4.3%)
*EPIQ Systems, Inc.	100,000	1,741,000

Chemicals (2.1%)
3M Co.	10,000	843,200

Commercial Services (6.4%)
*Fuel Tech Inc	40,000	906,000
Western Union Company	70,000	1,699,600
		2,605,600
Computer Hardware (2.4%)
*Computer Sciences Corp.	20,000	989,400

Drugs and Pharmaceuticals (4.1%)
Johnson & Johnson	25,000	1,667,500

Energy (7.9%)
General Electric	30,000	1,112,100
*Ocean Power Technologies	40,000	649,200
*Vestas Wind Energy ADR	40,000	1,466,000
		3,227,300
Financial (1.9%)
American Express Company	15,000	780,300

Healthcare (7.1%)
Fresenius Medical Care AG & Co. ADR	25,000	1,318,750
Quest Diagnostics Inc	30,000	1,587,000
		2,905,750
Insurance (2.3%)
Old Republic Intl Corp	60,000	924,600

Machinery & Equipment (1.9%)
Federal Signal Corp	70,000	785,400

Office Supplies (2.6%)
*American Reprographics Co	65,000	1,071,200

Personal Products (3.2%)
Mckesson Corp	20,000	1,310,200

Publishing (5.3%)
McGraw-Hill Companies, Inc.	20,000	876,200
John Wiley & Sons, Inc.	30,000	1,285,200
		2,161,400
Real Estate Investment Trusts (2.1%)
CapitalSource Inc	50,000	879,500

Restaurants (1.7%)
*Panera Bread Company	20,000	716,400

Scientific/Technical Instruments (3.3%)
*Energy Conversion Devices	40,000	1,346,000

Semiconductor (6.4%)
Linear Technology Corp.	40,000	1,273,200
Texas Instruments, Inc.	40,000	1,336,000
		2,609,200
Software And Programming (3.6%)
Microsoft Corp.	42,000	1,495,200

TOTAL COMMON STOCKS (COST: $28,770,476)		$30,054,550

SHORT-TERM SECURITIES (26.6%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $10,867,589)	10,867,589	$10,867,589

TOTAL INVESTMENTS IN SECURITIES (COST: $39,638,065)		$40,922,139
OTHER ASSETS LESS LIABILITIES		(19,211)

NET ASSETS		$40,902,928

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $39,638,065)	$40,922,139
Accrued dividends receivable	48,000
Accrued interest receivable	46,815
Receivable for fund shares sold	21,470
Prepaid expenses	7,928
Total Assets	$41,046,352

LIABILITIES
Disbursements in excess of demand deposit cash	$22,075
Payable for fund shares redeemed	47,248
Accrued expenses	29,495
Payable to affiliates	44,606
Total Liabilities	$143,424

NET ASSETS	$40,902,928

Net assets are represented by:
Capital stock outstanding, at par	$1,044
Additional paid-in capital	77,888,459
Accumulated undistributed net realized gain (loss) on investments	(38,290,399)
Accumulated undistributed net investment income	19,750
Unrealized appreciation (depreciation) on investments	1,284,074
Total amount representing net assets applicable to 1,043,809 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$40,902,928

Net asset value per share	$39.19

Public Offering Price (based on sales charge of 5.75%)	$41.58

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$285,219
Dividends	611,218
Total Investment Income	$896,437

EXPENSES
Investment advisory fees	$436,064
Distribution (12b-1) fees	218,032
Transfer agent fees	87,213
Accounting service fees	45,870
Administrative service fees	65,410
Custodian fees	6,718
Professional fees	24,008
Trustees fees	3,699
Transfer agent out-of-pockets	9,245
Reports to shareholders	33,770
License, fees, and registrations	20,090
Foreign tax expense	32,869
Audit fees	6,252
Insurance expense	1,443
Legal fees	5,354
Tax expense	4,882
Total Expenses	$1,000,919
Less expenses waived or absorbed by the Fund’s manager	(303,218)
Total Net Expenses	$697,701

NET INVESTMENT INCOME (LOSS)	$198,736

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$5,067,188
Net change in unrealized appreciation (depreciation) of investments	(1,874,254)
Net Realized and Unrealized Gain (Loss) on Investments	$3,192,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,391,670

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$198,736	$405,217
Net realized gain (loss) on investment transactions	5,067,188	4,489,858
Net change in unrealized appreciation (depreciation) on investments	(1,874,254)	1,921,138
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,391,670	$6,816,213

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.20 and $0.29 per share, respectively)	$(205,886)	$(372,223)
Distributions from net realized gain on investment transactions ($0.01 and $0.01 per share, respectively)	(9,677)	(9,677)
Total Dividends and Distributions	$(215,563)	$(381,900)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,877,557	$1,261,156
Proceeds from reinvested dividends	207,287	367,216
Cost of shares redeemed	(10,692,334)	(13,876,008)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$(8,607,490)	$(12,247,636)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(5,431,383)	$(5,813,323)
NET ASSETS, BEGINNING OF PERIOD	46,334,311	52,147,634
NET ASSETS, END OF PERIOD	$40,902,928	$46,334,311

Undistributed Net Investment Income	$19,750	$32,995

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund (the “IPS Funds”) were reorganized into the Integrity Growth & Income Fund and became a series of the Trust. Prior to this date, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the 1940 Act as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Integrity Growth & Income Fund. The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. (“Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$0	$0
Ordinary income	215,563	381,900
Long-term capital gains	0	0
Total	$215,563	$381,900

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$19,750	$0	$0	($38,290,399)	$1,284,074	($36,986,575)

As of December 31, 2007, the Fund had net unexpired capital loss carryforwards, which are available to offset future realized capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$38,290,399

For the year ended December 31, 2007, the Fund made $243,352,137 in permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $0.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 1,043,809 and 1,269,747 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	48,004	36,398
Shares issued on reinvestment of dividends	5,277	10,011
Shares redeemed	(279,219)	(407,419)
Net increase (decrease)	(225,938)	(361,010)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund has recognized $245,728 of investment advisory fees after a partial waiver for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $19,255 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed until March 31, 2008 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 1.60%. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $109,016 of distribution fees after partial waiver for the year ended December 31, 2007. The Fund has a payable to Integrity Funds Distributor of $8,545 at December 31, 2007 for distribution fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $87,213 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $6,836 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $45,870 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $3,709 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $65,410 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $5,127 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $37,025,004 and $50,601,707, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $39,638,065. The net unrealized appreciation of investments based on the cost was $1,284,074, which is comprised of $2,590,517 aggregate gross unrealized appreciation and $1,306,443 aggregate gross unrealized depreciation.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Period December 1, 2005 Through December 30, 2005	For The Year Ended November 30, 2005	For The Year Ended November 30, 2004A	For The Year Ended November 30, 2003A
NET ASSET VALUE, BEGINNING OF PERIOD	$36.49	$31.98	$31.74	$29.11	$26.03	$22.43

Income from Investment Operations:
Net investment income (loss)	$.19	$.32	$.01	$.23	$.41	$.08
Net realized and unrealized gain (loss) on investment transactions	2.72	4.49	.24	3.11	2.78	3.52
Total Income (Loss) From Investment Operations	$2.91	$4.81	$.25	$3.34	$3.19	$3.60

Less Distributions:
Dividends from net investment income	$(.20)	$(.29)	$(.01)	$(.71)	$(.11)	$.00
Distributions from net realized gains	(.01)	(.01)	.00	.00	.00	.00
Total Distributions	$(.21)	$(.30)	$(.01)	$(.71)	$(.11)	$.00

NET ASSET VALUE, END OF PERIOD	$39.19	$36.49	$31.98	$31.74	$29.11	$26.03

Total Return	7.97%B	15.04%B	9.58%B,E	11.60%B	12.28%	16.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$40,903	$46,334	$52,148	$52,804	$67,259	$79,384
Ratio of net expenses (after expense assumption) to average net assets	1.60%C	1.56%C	1.50%C,E	1.46%C	1.40%	1.40%
Ratio of net investment income to average net assets	0.46%	0.84%	0.41%E	0.66%	1.48%	0.36%
Portfolio turnover rate	99.47%	94.23%	9.66%	107.61%D	77.87%	169.37%

A The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

B Excludes maximum sales charge of 5.75%.

C During the periods since April 22, 2005, Integrity Mutual Funds assumed/waived expenses of $303,218, $400,347, $40,314, and $259,259, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.30%, 2.39%, 2.41%, and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisory did not assume/waive any expenses.

D Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,328 in purchases and $2,123,907 in sales for the period.

E Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Growth & Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, the period of December 1, 2005 through December 30, 2005, and for the year ended November 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 2004 were audited by other auditors who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Growth & Income Fund of The Integrity Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, the period of December 1, 2005 through December 30, 2005, and for the year ended November 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Dear Shareholder:

Enclosed is the report of the operations for the Integrity High Income Fund (the “Fund”) for the year ended December 31, 2007. The Fund’s portfolio and related financial statements are presented within for your review.

We underperformed the benchmarks in 2007 as the Fund’s -10.07%* return (A Shares, excluding Sales Charge) trailed the Lehman Brothers U.S. Corporate High Yield Index by 11.94%.  The investment style of SMH tends to underperform in liquidity crisis.

Even though the Fund ended the year with a 4.96% yield advantage over the benchmark, we underperformed for several reasons.

•	Overexposure to homebuilders – we are “deep value” investors and tend to be early in sectors. This proved to be true in 2007 for homebuilders.
•

Underexposure to BB-rated bonds.  We pay little attention to ratings as they have proven to be lagging indicators and not reliable – as shown in 2007 with so-called “AAA” collateralized debt obligations (“CDOs”) and mortgage securities taking severe downgrades.  So, we tend to be underweighted in BBs, a primary driver of 2007 underperformance.

•	Less liquid names–we often have more small and midsized issues which, when there is a liquidity crisis tend to sag in price more so than the larger names.

We believe the high yield market is nearing a bottom. Now that the Fed is taking aggressive action to forestall or limit an economic downturn and to return liquidity to the markets we feel much more sanguine about near-term prospects for high yield. With only 2 months left before financial institutions must file audited results, we expect most of the bad news to be in the past in regards to asset write-downs. The combination of these factors is what leads us to believe we are nearing a bottom.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Jeff Cummer, CFP

Senior Portfolio Manager and President

SMH Capital Advisors, Inc.

The views expressed are those of Jeff Cummer, Senior Portfolio Manager and President, SMH Capital Advisors, Inc. (“SMH”), Sub-Adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis

Coupon Rate or Face Rate: Rate of interest payable annually based on the face amount of the bond; expressed as a percentage

Depreciation: Decrease in the value of an asset

Market Value: Actual (or estimated) price at which a fund trades in the marketplace

Maturity: Measure of the term or life of a bond in years; a bond “matures” when the issuer repays the principal

Multiple Classes of Shares: Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on total long-term investments)

B	51.1%
BB	14.6%
C	0.9%
CCC	30.9%
NR	2.5%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s Ratings Group.

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
12/29/2006 NAV (share value)	$10.20	12/29/2006 NAV (share value)	$10.22
12/31/2007 NAV	$8.43	12/31/2007 NAV	$8.45

Total Net Assets	$132,652,906
Number of Issues	40
Average Maturity	5.8 years

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs: including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs: including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual
Class A	$1,000.00	$874.60	$8.23
Class C	$1,000.00	$871.61	$11.75
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.28	$8.85
Class C	$1,000.00	$1,012.51	$12.63

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.75% for Class A and 2.50% for Class C), multiplied by the average account value over the period, multiplied by 181/360 days. Class A’s ending account value in the “Actual” section of the table is based on its actual total return of (12.54%) for the six-month period of June 29, 2007 to December 31, 2007. Class C’s ending account value in the “Actual” section of the table is based on its actual total return of (12.84%) for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity High Income Fund Class A Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without Sales Charge	(10.07%)	2.27%	N/A	N/A	4.48%
With Sales Charge (4.25%)	(13.87%)	0.79%	N/A	N/A	3.26%

Integrity High Income Fund Class C Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without CDSC	(10.71%)	1.49%	N/A	N/A	3.60%
With CDSC (1.00%)	(11.54%)	1.49%	N/A	N/A	3.60%

Lehman Brothers High Yield Corporate Bond Index	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
	1.88%	5.40%	N/A	N/A	6.97%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund and the Lehman Brothers High Yield Corporate Bond Index

Class A Shares
	Fund without Sales Charge	Fund with Maximum Sales Charge	Lehman Brothers High Yield Corporate Bond Index
04/30/2004	$10,000	$9,579	$10,000
2004	$10,981	$10,518	$10,934
2005	$11,803	$11,306	$11,233
2006	$13,061	$12,511	$12,567
2007	$11,746	$11,251	$12,803

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor. SMH Capital Advisors, Inc. (“SMH”), is the Sub-Advisor to the Fund.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the High Income Fund’s portfolio managers, Jeffrey A. Cummer and Dwayne Moyers, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund’s net expense ratio of 1.75% for Class A shares and 2.50% for Class C shares was higher in comparison to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with SMH

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Investment Adviser and SMH with respect to the High Income Fund, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH. Based on the review of SMH by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory as of the date of the Board meeting.

Various personnel furnishing such services and their duties and qualifications: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund.A detailed biography of the portfolio managers was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund. The Board is satisfied with SMH’s representations regarding its staffing and capabilities to manage the High Income Fund, including the retention of personnel with significant relevant portfolio management experience.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for the 1-year and 3-year periods was below its index. The Fund performance was below its median for the 1-year period but slightly above its median for its 3-year period for its peer group. The Fund has a positive return for the 3-year period as of August 31, 2007.  In addition, the Fund has been meeting its investment objective for providing high current income with capital appreciation as a secondary objective.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does not realize material direct benefits from its relationship with the Fund. The Sub-adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of December 31, 2006, both Jeffrey Cummer and Dwayne Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH Capital Advisers, the Sub-Adviser. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000. Since profits are expected to increase as assets increase, both Jeff Cummer and Dwayne Moyers are expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the High Income Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and SMH Capital Advisers, SMH Capital Advisers will be entitled to an increase in its compensation as assets in the High Income Fund increase.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•

In general, SMH Capital Advisers does not invest Accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that either Jeffrey Cummer and Dwayne Moyers recommend a limited investment opportunity for multiple Accounts, SMH Capital Advisers has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by SMH Capital Advisers; provided, however, that SMH Capital Advisers may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

CORPORATE BONDS (97.2%)

Auto-Cars/Light Trucks (1.4%)
American Axle	7.875%	03/01/2017	$2,000,000	$1,831,220

Broadcast Serv/Program (11.6%)
Sirius Satellite Radio	9.625	08/01/2013	7,915,000	7,473,818
XM Satellite Radio	9.750	05/01/2014	8,016,000	7,935,840
				15,409,658
Building-Residential/Commer (11.3%)
K Hovnanian Enterprises	6.250	01/15/2016	600,000	406,236
Kimball Hill Inc.	10.500	12/15/2012	7,856,000	2,601,907
William Lyon Homes	10.750	04/01/2013	4,461,000	2,676,600
M/I Homes Inc.	6.875	04/01/2012	5,414,000	4,467,308
Standard Pacific Corporation	6.250	04/01/2014	243,000	160,361
*Tousa Inc.	9.000	07/01/2010	1,936,000	785,919
*Tousa Inc.	7.500	03/15/2011	243,000	12,150
*Tousa Inc.	10.375	07/01/2012	4,254,000	243,542
*Tousa Inc.	7.500	01/15/2015	2,598,000	103,920
WCI Communities Inc.	9.125	05/01/2012	4,556,000	2,460,240
WCI Communities Inc.	6.625	03/15/2015	2,018,000	1,039,270
				14,957,453
Casino Hotels (9.9%)
MGM Mirage	6.625	07/15/2015	6,359,000	5,977,460
Magna Entertainment	7.250	12/15/2009	1,304,000	1,044,830
Trump Entertainment Resorts	8.500	06/01/2015	8,080,000	6,181,200
				13,203,490
Construction Materials (5.0%)
US Concrete Inc.	8.375	04/01/2014	7,541,000	6,651,464

Electronic Comp-Semicon (10.5%)
Advanced Micro Devices	7.750	11/01/2012	2,789,000	2,465,253
Amkor Technologies, Inc.	7.750	05/15/2013	4,494,000	4,280,131
Amkor Technologies, Inc.	9.250	06/01/2016	1,435,000	1,449,938
Stoneridge Inc.	11.500	05/01/2012	5,768,000	5,784,323
				13,979,645
Finance - Auto Loans (5.2%)
Ford Motor Credit Co	7.000	10/01/2013	3,974,000	3,336,809
AMR Real Estate Partners	7.125	02/15/2013	3,700,000	3,543,305
				6,880,114
Food - Retail (4.5%)
Landry's Restaurant	9.500	12/15/2014	5,947,000	5,943,670

Medical - Hospitals (3.5%)
Tenet Healthcare Corp.	9.875	07/01/2014	4,821,000	4,617,747

Miscellaneous Manufacturer (0.5%)
Propex Fabrics Inc.	10.000	12/01/2012	2,118,000	660,371

Oil Co. - Explor. & Prod. (15.5%)
Brigham Exploration Co.	9.625	05/01/2014	7,646,000	7,110,780
Callon Petroleum	9.750	12/08/2010	2,218,000	2,173,640
Comstock Resources Inc	6.875	03/01/2012	275,000	260,653
Encore Acquisition	6.000	07/15/2015	4,282,000	3,866,774
Clayton William Energy	7.750	08/01/2013	8,107,000	7,218,392
				20,630,239
Oil Refining & Marketing (5.5%)
Aventine Renewable Energy	10.000	04/01/2017	7,097,000	6,568,344
United Refining	10.500	08/15/2012	718,000	728,310
				7,296,654
Resorts - Themeparks (3.4%)
Six Flags Inc.	8.875	02/01/2010	173,000	142,055
Six Flags Inc.	9.750	04/15/2013	5,708,000	4,309,540
				4,451,595
Retail - Jewelry (3.7%)
Finlay Fine Jewelry Corp	8.375	06/01/2012	8,445,000	4,939,987

Telecom Services (3.8%)
Grande Communications	14.000	04/01/2011	3,432,000	3,466,320
Level 3 Fin. Inc.	9.250	11/01/2014	1,700,000	1,538,126
				5,004,446
Transport-Services (1.9%)
Phi Inc	7.125	04/15/2013	2,600,000	2,495,974

TOTAL CORPORATE BONDS (COST: $156,405,405)				$128,953,727

COMMON STOCK (0.3%)

Aerospace & Military Technology (0.3%)			Quantity
Spacehab, Inc. - Common Stock			233,017	365,837

TOTAL COMMON STOCK (COST: $1,001,373)				$365,837

SHORT-TERM SECURITIES (1.3%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $1,658,193)			1,658,193	$1,658,193

TOTAL INVESTMENTS IN SECURITIES (COST: $159,064,971)				$130,977,757
OTHER ASSETS LESS LIABILITIES				1,675,149

NET ASSETS				$132,652,906

*Non-income producing due to default

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $159,064,971)	$130,977,757
Cash	1,529,897
Accrued interest receivable	3,432,183
Accrued dividends receivable	4,258
Prepaid expenses	26,739
Receivable for fund shares sold	291,889
Total Assets	$136,262,723

LIABILITIES
Dividends payable	$1,083,734
Payable for fund shares redeemed	2,297,530
Accrued expenses	18,778
Payable to affiliates	209,775
Total Liabilities	$3,609,817

NET ASSETS	$132,652,906

Net assets are represented by:
Capital stock outstanding, at par	$15,719
Additional paid-in capital	162,210,378
Accumulated undistributed net realized gain (loss) on investments	(1,485,977)
Unrealized appreciation (depreciation) on investments	(28,087,214)
Total amount representing net assets applicable to 15,718,916 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$132,652,906

Net Assets Consist of:
Class A	$88,629,413
Class C	$44,023,493
Total Net Assets	$132,652,906

Shares Outstanding:
Class A	10,510,068
Class C	5,208,848

Net Asset Value per share:
Class A	$8.43
Class A—offering price (based on sales charge of 4.25%)	$8.80
Class C	$8.45

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$15,204,934
Dividends	341,865
Total Investment Income	$15,546,799

EXPENSES
Investment advisory fees	$1,587,703
Distribution (12b-1) fees - Class A	274,191
Distribution (12b-1) fees - Class C	483,130
Administrative service fees	277,188
Transfer agent fees	341,201
Accounting service fees	92,756
Transfer agent out-of-pockets	4,516
Custodian fees	19,089
Professional fees	63,247
Trustees fees	9,428
Reports to shareholders	22,302
Insurance expense	3,552
Legal fees	25,161
Audit fees	5,338
License, fees, and registrations	77,624
Total Expenses	$3,286,426
Less expenses waived or absorbed by the Fund’s manager	(161,414)
Total Net Expenses	$3,125,012

NET INVESTMENT INCOME (LOSS)	$12,421,787

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(1,259,625)
Net change in unrealized appreciation (depreciation) of investments	(27,919,928)
Net Realized and Unrealized Gain (Loss) on Investments	$(29,179,553)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,757,766)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,421,787	$7,116,317
Net realized gain (loss) on investment transactions	(1,259,625)	1,955,734
Net change in unrealized appreciation (depreciation) on investments	(27,919,928)	819,213
Net Increase (Decrease) in Net Assets Resulting From Operations	$(16,757,766)	$9,891,264

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Class A ($.80 and $.76 per share, respectively)	$(8,914,960)	$(4,938,511)
Class C ($.72 and $.69 per share, respectively)	(3,592,096)	(2,177,807)
Distributions from net realized gain on investment transactions
Class A ($.01 and $.14 per share, respectively)	(151,284)	(1,383,377)
Class C ($.01 and $.14 per share, respectively)	(75,068)	(572,357)
Total Dividends and Distributions	$(12,733,408)	$(9,072,052)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	$68,145,083	$75,112,459
Class C	24,114,278	20,222,970
Proceeds from reinvested dividends
Class A	5,545,888	3,848,522
Class C	2,179,100	1,732,778
Cost of shares redeemed
Class A	(66,519,559)	(15,682,402)
Class C	(14,705,854)	(4,789,665)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$18,758,936	$80,444,662

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(10,732,238)	$81,263,874
NET ASSETS, BEGINNING OF PERIOD	143,385,144	62,121,270
NET ASSETS, END OF PERIOD	$132,652,906	$143,385,144

Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Fund seeks a high level of current income with capital appreciation as a secondary objective. The Fund commenced operations on April 30, 2004 under the Trust. From its inception (September 7, 1992) until February 9, 1998, the Trust was organized by the Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”) as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs, retirement trusts, and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. (“Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$0	$0
Ordinary income	12,648,139	8,260,318
Long-term capital gains	0	811,734
Return of capital	85,269	0
Total	$12,733,408	$9,072,052

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($1,485,977)	($28,087,214)	($29,573,191)

For the year ended December 31, 2007, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $1,485,977.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 31, 2007, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 15,718,916 and 14,047,515 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	6,904,418	7,358,845	2,440,146	1,975,863
Shares issued on reinvestment of dividends	570,485	377,363	225,525	169,530
Shares redeemed	(6,919,811)	(1,533,009)	(1,549,362)	(467,009)
Net increase (decrease)	555,092	6,203,199	1,116,309	1,678,384

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor. SMH is the Sub-Adviser to the Fund.

The Advisory Agreement between the Fund and Integrity Money Management provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund has recognized $1,426,289 of investment advisory fees after a partial waiver for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $110,419 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares until March 31, 2008. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

For the year ended December 31, 2007, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$274,191	$0
Class C Shares	$483,130	$0

Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $341,201 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $18,204 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $92,756 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $7,186 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund will pay an additional fee of $500 per month for each additional share class. The Fund has recognized $277,188 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $15,079 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $67,769,240 and $40,343,154, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $159,064,971. The net unrealized depreciation of investments based on the cost was $28,087,214, which is comprised of $779,932 aggregate gross unrealized appreciation and $28,867,146 aggregate gross unrealized depreciation.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class A Shares

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.07	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.79	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	(1.75)	.27	(.05)	.38
Total Income (Loss) From Investment Operations	$(.96)	$1.03	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.80)	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	(.01)	(.14)	(.21)	(.05)
Total Distributions	$(.81)	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$8.43	$10.20	$10.07	$10.33

Total Return	(10.07%)A	10.66%A	7.48%A	9.81%A,D

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$88,629	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.75%B	1.75%B	1.75%B	1.69%B,C
Ratio of net investment income to average net assets	8.09%	7.49%	7.71%	7.20%C
Portfolio turnover rate	27.28%	38.76%	31.69%	29.81%

A Excludes maximum sales charge of 4.25%.

B During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $113,747, $130,316, $71,122, and $32,195, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.85%, 1.95%, 2.05%, and 3.00%, respectively.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class C Shares

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.22	$10.09	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	$.72	$.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	(1.76)	.27	(.06)	.41
Total Income (Loss) From Investment Operations	$(1.04)	$.96	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.72)	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	(.01)	(.14)	(.21)	(.05)
Total Distributions	$(.73)	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$8.45	$10.22	$10.09	$10.36

Total Return	(10.71%)A	9.84%A	6.59%A	8.93%A,D

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$44,023	$41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.50%B	2.50%B	2.50%B	2.48%B,C
Ratio of net investment income to average net assets	7.40%	6.75%	6.96%	6.83%C
Portfolio turnover rate	27.28%	38.76	31.69%	29.81%

A Excludes CDSC of 1.00%.

B During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $47,667, $64,030, $51,581, and $62,188, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.60%, 2.70%, 2.81%, and 4.26%, respectively.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity High Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity High Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity High Income Fund of The Integrity Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Health Sciences Fund (the “Fund”) for the year ended December 31, 2007. The Fund’s portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Health Sciences Fund underperformed the S&P 500 Index for 2007, and for the most recent 3-year period as well. While we can report positive progress in reducing the Fund’s risk, we have not yet generated a superior risk-adjusted return since I took over management of the Fund in May 2007. The Fund’s raw numbers total return for 2007 was 1.93%*, vs. 5.49% for the S&P 500. Our cash position on December 31, 2007 was approximately 11%. The Fund currently holds 15 companies with a weighted average beta of 0.41.

I took over management of the fund in May 2007. The previous manager sold off most of the stocks in March and April after a big drop in the market the first 2 months of the year, leaving the fund mostly in cash. This is normally preferable, of course, since I have a very different management style, but through an accident of timing it was exactly when the stock market took off last year from March until June. So, most of the Fund’s stocks were sold in preparation for the transition after suffering sharp losses, and I missed the only good return months of the year during the take-over period because it took time to reinvest the cash. This left us behind the market during the sharp rebound in September, resulting in poor short and intermediate term returns.

This is an unusual one-time event I do not expect to recur. I have slowly been reinvesting the Fund’s cash, but in a weakening economy and a falling and volatile market, and in some of the most beaten-up health care sectors. This is a careful, fundamental long-term approach that is not designed to pay off immediately, but to minimize downside investment risk and pay off over the next 2 – 3 years. While we still have a cash position over 11% and some excellent companies we have bought very cheaply, performance has been only barely positive. I expect the stocks we own to rebound strongly once investors begin to look across the upcoming poor economic news and earnings valley, but that may not be until the second half of 2008.

It has been widely noted in the financial press that volatility (risk) rose dramatically in the second half of 2007. It has risen significantly for the S&P 500, but thanks to our risk management discipline, risk has been relatively unchanged for the Fund. Since our mid-year report to you, the Fund’s standard deviation of monthly returns (a standard statistical measure of risk) fell slightly, from 2.48% to 2.46%. That of the S&P 500 rose 42.5%, from 1.81% to 2.58%.

Statistical risk management is more typical of hedge funds than of most mutual funds, but at Integrity we regard risk management as equal in importance to good stock selection. Buying individual securities conservatively and avoiding losers is not good enough. If a manager does not closely monitor statistical measures of portfolio-level risk, how else is he to know when overall risk is rising too rapidly, when good stock selection simply is not good enough, or when something else is not working as it should, despite good raw numbers returns?

It takes some time to reduce risk, because changes to accomplish this take several months to show up in the risk statistics. Also the health sciences sector tends to be counter-cyclical. The Fund a majority of the time tends to move against the stock market on a day-to-day basis. Nevertheless, the Fund is not a pharmaceuticals fund; it is relatively well diversified within the health sciences.

The Fund at year-end owned two pharmaceutical firms (Novartis & Watson Pharmaceuticals) and two biotech firms (Amgen & Genzyme). It also owns Johnson & Johnson, a broadly diversified stock with dominant franchises in several areas such as biotech, medical devices and pharmaceuticals, as well as consumer disposables. John Wiley & Sonsis a major publishing company for journals in the scientific, medical and technology areas.

There are a number of medical services and products companies in the Fund as well. Varian Medical Systems specializes in oncology treatments and equipment. Advanced Medical Optics specializes in equipment, supplies and surgery devices for the eye. Fresenius Medical, a German company, is the world’s largest owner and manager of dialysis clinics and supplies. EV3 focuses on catheter-based technologies for treatment of vascular diseases.

McKesson is the US’ largest drug distributor, while Quest Diagnostics is the largest manager of medical testing laboratories in the US. Nighthawk Radiology provides around the clock radiology services for small hospitals and clinics that do not have 24-hour radiology services. Martek Biosciences produces essential fatty acids (such as Omega 3 & 6 fatty acids) needed in nutrition for various purposes, including food and infant formula additives, and Linear Technology designs and manufactures many of the analog to digital chips found in every kind of medical instrumentation.

As you can see, the health sciences field is more diverse than many investors imagine, and can provide significant growth and diversity opportunities within the health sciences field. Most of these companies have only been purchased recently, though, following the transition in the fund to new management, and it will take time for our investment thesis for each one to bear fruit.

We can not yet report a superior risk-adjusted return, but my goal in 2008 is to continue to maintain a low level of risk while focusing more on raising returns, and generating a superior risk-adjusted return by the end of the year. We thank you for your continued confidence in the Fund, and ask your patience over the coming year.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the “Company” or “Integrity Mutual Funds”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

American Depository Receipt: A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index: A commonly used measure of inflation; it does not represent an investment return

Depreciation: Decrease in the value of an asset

Load: A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value: Actual price at which a fund trades in the marketplace

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a percentage of net assets)

H-Healthcare	66.3%
S-Services	17.1%
O-Other	10.3%
T-Technology	6.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes. Please refer to Note 7: Investment Risks in the Notes to Financial Statements section of this report for information about risks applicable to investments in the health sector.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a percentage of net assets)

1.	Novartis AG - ADR	9.0%
2.	Quest Diagnostics Inc	8.7%
3.	Mckesson Corp	8.6%
4.	John Wiley & Sons, Inc	8.5%
5.	Varian Medical Systems, Inc	6.9%
6.	Linear Technology Corp	6.3%
7.	Johnson & Johnson	5.7%
8.	Fresenius Medical Care AG & Co	5.2%
9.	Genzyme Corp	4.9%
10.	Advanced Medical Optics	4.9%

The Fund’s holdings are subject to change at any time.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs: including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs: including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual
Class A	$1,000.00	$984.91	$13.22
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.88	$13.40

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 181/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of (1.51%) for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity Health Sciences Fund	1 year	3 year	5 year	10 year	Since Inception (June 19, 2000)
Without Sales Charge	1.93%	6.63%	10.08%	N/A	1.97%
With Sales Charge (5.75%)	(3.92%)	4.56%	8.78%	N/A	1.18%

S&P 500 Index	1 year	3 year	5 year	10 year	Since Inception (June 19, 2000)
	5.49%	8.62%	12.83%	N/A	1.54%

Lipper Health/Biotechnology Index	1 year	3 year	5 year	10 year	Since Inception (June 19, 2000)
	10.16%	8.77%	13.42%	N/A	4.74%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund’s performance prior to September 19, 2003 was achieved while the Fund was managed by another investment adviser that used different investment strategies and techniques, which may have produced different results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, the Lipper Health/Biotechnology Index, and the S&P 500 Index

	Fund without Sales Charge	Fund with Maximum Sales Charge	Lipper Health/ Biotechnology Index	S&P 500 Index
06/19/2000	$10,000	$9,425	$10,000	$10,000
2000	$11,683	$11,012	$11,431	$8,937
2001	$10,657	$10,044	$10,235	$7,875
2002	$7,169	$6,757	$7,553	$6,135
2003	$9,376	$8,837	$9,859	$7,894
2004	$9,559	$9,009	$11,016	$8,753
2005	$10,952	$10,322	$12,280	$9,183
2006	$11,369	$10,715	$12,869	$10,634
2007	$11,588	$10,922	$14,177	$11,218

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for the 1-year, 3-year and 5 -year periods were below its index. The Fund performance was below its median for the 1-year and 5-year period but above its median for its 3-year period for its peer group. However, the Fund has positive returns for the 5-year, 10-year and since inception periods as of August 31, 2007. In addition, the Fund has been meeting its investment objective for providing long-term growth through capital appreciation.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest’s compensation is based on salary paid every other week. He is not compensated for client retention. Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (89.7%)

Biotechnology & Drugs (3.9%)
*Martek Biosciences Corporation	2,000	$59,160

Drugs and Pharmaceuticals (22.8%)
*Amgen, Inc.	1,500	69,660
Johnson & Johnson	1,300	86,710
Novartis AG - ADR	2,500	135,775
*Watson Pharmaceutical Inc	2,000	54,280
		346,425

Healthcare (28.6%)
*Advanced Medical Optics	3,000	73,590
Fresenius Medical Care AG & Co.	1,500	79,125
*Genzyme Corp.	1,000	74,440
*Nighthawk Radiology Holdings	3,500	73,675
Quest Diagnostics Inc	2,500	132,250
		433,080

Medical Equipment (10.9%)
*EV3 Inc.	4,860	61,771
*Varian Medical Systems, Inc.	2,000	104,320
		166,091

Personal Products (8.7%)
Mckesson Corp	2,000	131,020

Publishing (8.5%)
John Wiley & Sons, Inc.	3,000	128,520

Semiconductor (6.3%)
Linear Technology Corp.	3,000	95,490

TOTAL COMMON STOCKS (COST: $1,338,775)		$1,359,786

SHORT-TERM SECURITIES (11.9%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $180,153)	180,153	$180,153

TOTAL INVESTMENTS IN SECURITIES (COST: $1,518,928)		$1,539,939
OTHER ASSETS LESS LIABILITIES		(24,264)

NET ASSETS		$1,515,675

* Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $1,518,928)	$1,539,939
Accrued dividends receivable	450
Accrued interest receivable	855
Receivable from manager	3,866
Prepaid expenses	499
Receivable for income taxes withheld	239
Total Assets	$1,545,848

LIABILITIES
Disbursements in excess of demand deposit cash	$10,355
Payable for fund shares redeemed	3,435
Accrued expenses	9,963
Payable to affiliates	6,420
Total Liabilities	$30,173

NET ASSETS	$1,515,675

Net assets are represented by:
Capital stock outstanding, at par	237
Additional paid-in capital	$1,494,427
Unrealized appreciation (depreciation) on investments	21,011
Total amount representing net assets applicable to 237,046 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$1,515,675

Net asset value per share	$6.39

Public Offering Price (based on sales charge of 5.75%)	$6.78

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$24,086
Dividends	14,412
Total Investment Income	$38,498

EXPENSES
Investment advisory fees	$31,522
Distribution (12b-1) fees	6,567
Transfer agent fees	24,067
Accounting service fees	25,380
Administrative service fees	24,067
Professional fees	5,956
Reports to shareholders	2,592
License, fees, and registrations	2,767
Audit fees	5,933
Custodian fees	1,780
Other fees	626
Total Expenses	$131,257
Less expenses waived or absorbed by the Fund’s manager	(61,647)
Total Net Expenses	$69,610

NET INVESTMENT INCOME (LOSS)	$(31,112)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$551,719
Net change in unrealized appreciation (depreciation) of investments	(424,487)
Net Realized and Unrealized Gain (Loss) on Investments	$127,232

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,120

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,112)	$(95,837)
Net realized gain (loss) on investment transactions	551,719	950,161
Net change in unrealized appreciation (depreciation) on investments	(424,487)	(755,248)
Net Increase (Decrease) in Net Assets Resulting From Operations	$96,120	$99,076

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.00 and $.00 per share, respectively)	$0	$0
Distributions from net realized gain on investment transactions ($5.04 and $.00 per share, respectively)	(674,053)	0
Total Dividends and Distributions	$(674,053)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$19,754	$202,623
Proceeds from reinvested dividends	663,699	0
Cost of shares redeemed	(2,769,933)	(4,537,919)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$(2,086,480)	$(4,335,296)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,664,413)	$(4,236,220)
NET ASSETS, BEGINNING OF PERIOD	4,180,088	8,416,308
NET ASSETS, END OF PERIOD	$1,515,675	$4,180,088

Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. On September 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was a part of the Willamette Funds Group (the “Willamette Funds”). The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the 1940 Act as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Fund. The Fund seeks long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. (“Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$0	$0
Ordinary income	33,583	0
Long-term capital gains	640,470	0
Total	$674,053	$0

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	$21,011	$21,011

For the year ended December 31, 2007, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $0.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 237,046 and 373,940 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	1,731	18,880
Shares issued on reinvestment of dividends	103,219	0
Shares redeemed	(241,844)	(426,120)
Net increase (decrease)	(136,894)	(407,240)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $0 of investment advisory fees after waivers for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $0 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed until March 31, 2008 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 2.65%. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $6,567 of service fee expenses for the year ended December 31, 2007. The Fund has a payable to Integrity Funds Distributor of $321 at December 31, 2007 for service fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $24,067 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $25,380 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,064 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $24,067 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,685,792 and $4,163,018, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,518,928. The net unrealized appreciation of investments based on the cost was $21,011, which is comprised of $62,580 aggregate gross unrealized appreciation and $41,569 aggregate gross unrealized depreciation.

Note 7: INVESTMENT RISKS

Risks of Health Sciences Companies—Because the Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers of the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Note 8: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.77	$9.40	$9.22	$7.29	$9.28

Income from Investment Operations:
Net investment income (loss)	$(.13)	$(.26)	$(.22)	$(.26)	$(.28)	$(.26)
Net realized and unrealized gain (loss) on investment transactions	.38	.67	1.59	.44	2.21	(1.73)
Total Income (Loss) From Investment Operations	$.25	$.41	$1.37	$.18	$1.93	$(1.99)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	(5.04)	.00	.00	.00	.00	.00
Total Distributions	$(5.04)	$.00	$.00	$.00	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$6.39	$11.18	$10.77	$9.40	$9.22	$7.29

Total Return	1.93%A	3.81%A	14.57%A	1.95%A	26.47%A,D	(21.44)%A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,516	$4,180	$8,416	$13,126	$16,358	$14,343
Ratio of net expenses (after expense assumption) to average net assets	2.65%B	2.65%B	2.65%B	2.65%B	4.59%B,C	3.46%B
Ratio of net investment income to average net assets	(1.19%)	(1.59%)	(1.76%)	(2.34%)	(4.26%)C	(3.17)%
Portfolio turnover rate	77.47%	15.88%	30.10%	39.80%	20.40%	34.28%

A Excludes maximum sales charge of 5.75%.

B During the periods since December 31, 2003, Integrity Mutual Funds assumed/waived expenses of $61,647, $36,406, $41,089, and $42,433, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.00%, 3.26%, 3.06%, and 2.93%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds and Willamette Asset Managers assumed/waived expenses of $28,935. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%. During the period ended March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.66%.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Health Sciences Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2003 were audited by other auditors whose report dated May 22, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Health Sciences Fund of The Integrity Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Technology Fund (the “Fund”) for the year ended December 31, 2007.  The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Technology Fund underperformed both the S&P 500 and the NASDAQ Composite Indexesfor 2007. It has outperformed both indexes for the most recent 3-year period. While we can report positive progress in terms of keeping the Fund’s risk low, we have not yet generated a superior risk-adjusted return since I took over management of the Fund in May 2007. The Fund’s raw numbers total return for 2007 was 5.48%*, vs. 5.49% for the S&P 500 and 9.81% for the NASDAQ Composite. Our cash position on December 31, 2007 was 13.5%.

I took over management of the fund in May 2007. The previous manager sold off most of the stocks in March and April after a big drop in the market the first 2 months of the year, leaving the fund mostly in cash. This is normally preferable, of course, since I have a very different management style, but through an accident of timing it was exactly when the stock market took off last year from March until June. So, most of the Fund’s stocks were sold in preparation for the transition after suffering sharp losses, and I missed the only good return months of the year during the take-over period because it took time to reinvest the cash. This left us behind the market during the sharp rebound in September, resulting in poor short and intermediate term returns.

This is an unusual one-time event I do not expect to recur. I have slowly been reinvesting the Fund’s cash, but into a weakening economy and a falling and volatile market, and in some of the most beaten-up technology sectors. This is a careful, fundamental, long-term approach that is not designed to pay off immediately, but to minimize downside investment risk and pay off over the next 2 – 3 years. We still have a cash position over 13%, excellent companies we have bought very cheaply, and some great opportunities for our remaining cash. I expect the stocks we own to rebound strongly once investors begin to look across the upcoming poor economic news and earnings valley, but that may not be until the second half of 2008.

It has been widely noted in the financial press that volatility (risk) rose dramatically in the second half of 2007. It has risen for both the S&P 500 and the NASDAQ Composite, but thanks to our risk management discipline, risk rose by significantly less for the Fund than for the broader stock market. Since our mid-year report to you, the Fund’s standard deviation of monthly returns (a standard statistical measure of risk) rose 19%, from 2.18% to 2.60%. The risk of the S&P 500 rose by more than twice as much, from 1.81% to 2.58%.

Statistical risk management is more typical of hedge funds than of most mutual funds, but at Integrity we regard risk management as equal in importance to good stock selection. Buying individual securities conservatively and avoiding losers is not good enough. If a manager does not closely monitor statistical measures of portfolio-level risk, how else is he to know when overall risk is rising too rapidly, when good stock selection simply is not good enough, or when something else is not working as it should, despite good raw numbers returns?

It takes some time to reduce risk, because changes to accomplish this take several months to show up in the risk statistics. Nevertheless, we have steadily improved the Fund’s level of risk and its risk-adjusted return since I took over, while increasing our investment in stocks.

There are two primary themes we are currently emphasizing in the Fund. The first is a broad range of health technology stocks (Genzyme, John Wiley & Sons, Johnson & Johnson, Martek Biosciences, Nighthawk Radiology, Quest Diagnostics), accounting for approximately 27% of fund assets, and designed to minimize Fund volatility in what is becoming an increasingly volatile market with a downside bias. The second is Clean Energy (Energy Conversion Devices, Fuel Tech, Vestas Wind Systems), accounting for approximately 13.5% of Fund assets. Clean Energy as a group has been bid up to the stratosphere, so we have been investing there very carefully, but we anticipate adding to this theme as opportunities offer.

Energy demand due to accelerating internal growth in the developing world (especially the BRICs – Brazil, Russia, India & China) is unlikely to follow as cyclical a path during soft economies as it has in the past. Furthermore, disproportionate demand for Clean Energy solutions is likely to cause these companies to behave in a manner that may not correlate well with the overall economic cycle, thus making this sector a good diversification choice.

The remainder of the Fund is invested in various other technology sectors that break down roughly into hardware (American Science & Engineering, Benchmark Electronics, Linear Technology & Texas Instruments); software (Epiq Systems, Microsoft); and various technology and technology-based services (Ebay, John Wiley, Trimble Navigation).

Most of these companies have only been purchased recently, following the transition in the Fund to a new portfolio manager, and it will take time for our investment thesis for each one to bear fruit. We can not yet report a superior risk-adjusted return, but my goal in 2008 is to continue to maintain a low level of risk while focusing more on raising returns, and generating a superior risk-adjusted return by the end of the year. We thank you for your continued confidence in the Fund, and ask for your patience over the coming year.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the “Company” or “Integrity Mutual Funds”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

American Depository Receipt: A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded.

Appreciation: Increase in the value of an asset.

Average Annual Total Return: A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index: A commonly used measure of inflation; it does not represent an investment return.

Depreciation: Decrease in the value of an asset.

Load: A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value: Actual price at which a fund trades in the marketplace.

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge.

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period.

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(As a percentage of net assets)

T - Technology	32.0%
H - Healthcare	27.2%
O - Other	23.6%
E - Energy	6.8%
S - Services	6.4%
I - Industrials	4.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes. Please refer to Note 7: Investment Risks in the Notes to Financial Statements section of this report for information about risks applicable to investments in the technology sector.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a percentage of net assets)

1.	American Science & Engineer	7.1%
2.	EPIQ Systems, Inc.	7.0%
3.	Energy Conversion Devices	6.8%
4.	Johnson & Johnson	6.7%
5.	Quest Diagnostics Inc.	6.6%
6.	John Wiley & Sons, Inc.	6.5%
7.	Ebay Inc.	5.8%
8.	Genzyme Corp.	5.6%
9.	Microsoft Corp.	5.4%
10.	Nighthawk Radiology Holdings	5.3%

The Fund’s holdings are subject to change at any time.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual
Class A	$1,000.00	$981.13	$13.20
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.74	$13.40

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 181/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of (1.89%) for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity Technology Fund	1 year	3 year	5 year	10 year	Since Inception (March 2, 2000)
Without Sales Charge	5.48%	7.42%	15.73%	N/A	(18.15%)
With Sales Charge (5.75%)	(0.57%)	5.33%	14.35%	N/A	(18.77%)

Nasdaq 100 Index	1 year	3 year	5 year	10 year	Since Inception (March 2, 2000)
	18.67%	8.75%	16.19%	N/A	(8.64%)

Lipper Science & Technology Index	1 year	3 year	5 year	10 year	Since Inception (March 2, 2000)
	16.76%	9.51%	15.65%	N/A	(10.08%)

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund’s performance prior to September 19, 2003 was achieved while the Fund was managed by another investment adviser that used different investment strategies and techniques, which may have produced different results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, the Lipper Science & Technology Index, and the Nasdaq 100 Index

	Fund without Sales Charge	Fund with Maximum Sales Charge	Lipper Science & Technology Index	Nasdaq 100 Index
03/02/2000	$10,000	$9,425	$10,000	$10,000
2000	$3,952	$3,725	$5,497	$5,530
2001	$1,757	$1,656	$3,588	$3,725
2002	$1,003	$945	$2,103	$2,325
2003	$1,469	$1,384	$3,183	$3,467
2004	$1,679	$1,583	$3,314	$3,829
2005	$1,801	$1,698	$3,492	$3,885
2006	$1,973	$1,860	$3,727	$4,149
2007	$2,081	$1,962	$4,351	$4,924

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for the 1-year and since inception periods was below its index. However, the performance for the 5-year period was near its index. The Fund performance was below its median for the 1-year and 3-year period but above its median for its 5-year period for its peer group. The Fund has positive returns for the YTD, 1-year, and 5-year periods as of August 31, 2007.  In addition, the Fund has been meeting its investment objective for providing long-term growth through capital appreciation.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: Although the Fund’s net expense ratio of 2.65% for the Class A shares was higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest's compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (87.2%)

Aerospace & Military Technology (7.1%)
American Science & Engineer	2,500	$141,875

Biotechnology & Drugs (3.0%)
*Martek Biosciences Corporation	2,000	59,160

Business Software & Services (7.0%)
*EPIQ Systems, Inc.	8,000	139,280

Commercial Services (4.0%)
*Fuel Tech Inc	3,500	79,275

Diversified Electronic (2.7%)
*Benchmark Electronic	3,000	53,190

Drugs and Pharmaceuticals (6.7%)
Johnson & Johnson	2,000	133,400

Energy (3.7%)
*Vestas Wind Energy ADR	2,000	73,300

Healthcare (17.5%)
*Genzyme Corp.	1,500	111,660
*Nighthawk Radiology Holdings	5,000	105,250
Quest Diagnostics Inc	2,500	132,250
		349,160

Internet Software & Services (5.8%)
*Ebay Inc.	3,500	116,165

Publishing (6.4%)
John Wiley & Sons, Inc.	3,000	128,520

Scientific/Technical Instruments (6.8%)
*Energy Conversion Devices	4,000	134,600

Semiconductor (8.1%)
Linear Technology Corp.	3,000	95,490
Texas Instruments, Inc.	2,000	66,800
		162,290

Software And Programming (5.4%)
Microsoft Corp.	3,000	106,800

Telecommunications (3.0%)
*Trimble Navigation	2,000	60,480

TOTAL COMMON STOCKS (COST: $1,613,406)		$1,737,495

SHORT-TERM SECURITIES (13.9%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $277,954)	277,954	$277,954

TOTAL INVESTMENTS IN SECURITIES (COST: $1,891,360)		$2,015,449
OTHER ASSETS LESS LIABILITIES		(22,736)

NET ASSETS		$1,992,713

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $1,891,360)	$2,015,449
Accrued dividends receivable	330
Accrued interest receivable	1,322
Receivable from manager	3,291
Prepaid expenses	591
Total Assets	$2,020,983

LIABILITIES
Payable for fund shares redeemed	$11,344
Accrued expenses	10,369
Payable to affiliates	6,557
Total Liabilities	$28,270

NET ASSETS	$1,992,713

Net assets are represented by:
Capital stock outstanding, at par	$192
Additional paid-in capital	39,847,884
Accumulated undistributed net realized gain (loss) on investments	(37,979,452)
Unrealized appreciation (depreciation) on investments	124,089
Total amount representing net assets applicable to 191,687 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$1,992,713

Net asset value per share	$10.40

Public Offering Price (based on sales charge of 5.75%)	$11.03

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$29,260
Dividends	17,690
Total Investment Income	$46,950

EXPENSES
Investment advisory fees	$35,320
Distribution (12b-1) fees	7,358
Transfer agent fees	24,067
Accounting service fees	25,539
Administrative service fees	24,067
Custodian fees	1,812
Professional fees	6,104
Trustees fees	1,655
Transfer agent out-of-pockets	293
Reports to shareholders	3,689
Insurance expense	487
License, fees, and registrations	3,863
Foreign tax expense	335
Legal fees	172
Audit fees	5,935
Total Expenses	$140,696
Less expenses waived or absorbed by the Fund’s manager	(62,697)
Total Net Expenses	$77,999

NET INVESTMENT INCOME (LOSS)	$(31,049)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$682,185
Net change in unrealized appreciation (depreciation) of investments	(462,893)
Net Realized and Unrealized Gain (Loss) on Investments	$219,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$188,243

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,049)	$(74,634)
Net realized gain (loss) on investment transactions	682,185	1,865,057
Net change in unrealized appreciation (depreciation) on investments	(462,893)	(1,287,554)
Net Increase (Decrease) in Net Assets Resulting From Operations	$188,243	$502,869

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.00 and $.00 per share, respectively)	$0	$0
Distributions from net realized gain on investment transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$56,493	$192,707
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(2,539,962)	(5,140,901)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$(2,483,469)	$(4,948,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,295,226)	$(4,445,325)
NET ASSETS, BEGINNING OF PERIOD	4,287,939	8,733,264
NET ASSETS, END OF PERIOD	$1,992,713	$4,287,939

Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. On September 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was a part of the Willamette Funds Group (the “Willamette Funds”). The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the 1940 Act as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Fund. The Fund seeks long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. (“Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$0	$0
Ordinary income	0	0
Long-term capital gains	0	0
Total	$0	$0

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($37,979,452)	$124,089	($37,855,363)

As of December 31, 2007, the Fund had net capital loss carryforwards totaling $37,979,452, which are available to offset future realized capital gains. The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.  Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$6,135,853
2009	$24,860,489
2010	$6,063,295
2011	$919,815

For the year ended December 31, 2007, the Fund made did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $0.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 191,687 and 435,060 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	5,549	20,317
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(248,922)	(554,576)
Net increase (decrease)	(243,373)	(534,259)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $73 of investment advisory fees after a partial waiver for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $0 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed until March 31, 2008 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 2.65%. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $7,358 of distribution fees for the year ended December 31, 2007. The Fund has a payable to Integrity Funds Distributor of $423 at December 31, 2007.

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $24,067 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $25,539 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,085 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $24,067 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,000 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,959,616 and $3,957,284, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,891,360. The net unrealized appreciation of investments based on the cost was $124,089, which is comprised of $164,945 aggregate gross unrealized appreciation and $40,856 aggregate gross unrealized depreciation.

Note 7: INVESTMENT RISKS

Risks of Technology-Related Companies—Because the Fund invests primarily in stocks of technology-related companies, it is particular susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies, or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Note 8: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.86	$9.01	$8.39	$7.34	$4.71	$8.00

Income from Investment Operations:
Net investment income (loss)	$(.16)	$(.17)	$(.16)	$(.20)	$(.23)	$(.21)
Net realized and unrealized gain (loss) on investment transactions	.70	1.02	.78	1.25	2.86	(3.08)
Total Income (Loss) From Investment Operations	$.54	$.85	$.62	$1.05	$2.63	$(3.29)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total Distributions	$.00	$.00	$.00	$.00	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$10.40	$9.86	$9.01	$8.39	$7.34	$4.71

Total Return	5.48%A	9.43%A	7.39%A	14.31%A	55.84%A,D	(41.13)%A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,993	$4,288	$8,733	$12,320	$13,456	$9,447
Ratio of net expenses (after expense assumption) to average net assets	2.65%B	2.65%B	2.65%B	2.65%B	4.85%B,C	4.12%B
Ratio of net investment income to average net assets	(1.06%)	(1.21%)	(1.54%)	(2.33%)	(4.64%)C	(3.93%)
Portfolio turnover rate	82.88%	18.26%	33.51%	49.29%	77.40%	116.42%

A Excludes maximum sales charge of 5.75%.

B During the periods since December 31, 2003, Integrity Mutual Funds assumed/waived expenses of $62,697, $42,958, $50,468, and $39,849, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.78%, 3.35%, 3.17%, and 2.96%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds and Willamette Asset Managers assumed/waived expenses of $44,352. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%. During the period ended March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.62%.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Technology Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Technology Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, and December 31, 2004, and the nine month period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2003 were audited by other auditors whose report dated May 22, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Technology Fund of The Integrity Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and December 29, 2006, and the financial highlights for the years ended December 31, 2007, December 29, 2006, December 30, 2005, December 31, 2004, and the nine month period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Total Return Income Fund (the “Fund”) for the year ended December 31, 2007.  The Fund's portfolio and related financial statements are presented within for your review.

The Fund was launched on October 1, 2007 and was down approximately -8.59%* (A Shares) through year-end as compared to -4.60% for the S&P 500, -1.14% for the Lipper Income Funds Index and 2.89% for the Lehman Brothers Aggregate Bond Index.  Returns were disappointing compared to the benchmarks because we are overweight high yield bonds and financials stocks, both of which performed very poorly in the 4th quarter of 2007, in the Fund.

High yield and dividend-paying common stocks are close to historic lows.  The credit spread on the Merrill Lynch High Yield Master II Index is now 710 basis points as compared to a low of 250 basis points in June 2007.  That is a tremendous decline on mostly negative sentiment as compared to declining fundamentals.  The Fund’s high yield portfolio has a current yield of 10.8%.  Dividend-paying common stocks are similarly depressed.  The average stock in our portfolio is off 60% from its 52-week high and yields 8.8%.

Now that the Fed is taking aggressive action to forestall or limit an economic downturn and to return liquidity to the markets we feel much more sanguine about near-term prospects for both high yield and dividend-paying common stocks.  As interest rates decline both asset classes become more attractive to investors.  Five-year treasuries now yield only 2.83%.  With only 2 months left before financial institutions must file audited results, we expect most of the bad news to be in the past in regards to asset write-downs.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Jeff Cummer, CFP

Senior Portfolio Manager

The views expressed are those of Jeff Cummer, Senior Portfolio Manager and President, SMH Capital Advisors, Inc. (“SMH”), Sub-Advisor to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity’s website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity’s website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Coupon Rate or Face Rate: The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage

Depreciation: Decrease in the value of an asset

Market Value: Actual (or estimated) price at which a bond trades in the marketplace

Maturity: A measure of the term or life of a bond in years; when a bond “matures”, the issuer repays the principal

Multiple Classes of Shares: Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value: The value of all a fund’s assets, minus any liabilities, divided by the number of outstanding shares not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund’s share can be purchased; the offering price per share is the current net asset value plus any sales charge

Quality Ratings: A designation assigned by independent rating companies to give a relative indication of a bond’s creditworthiness; “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund’s portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on total long-term investments)

B	41.2%
BB	18.3%
CCC	37.5%
NR	3.0%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s Ratings Group.

These percentages are subject to change.

TOP TEN HOLDINGS

(As a percentage of net assets)

1.	Apollo Investment Corporation	3.0%
2.	Cricket Commucations 9.375% 11/01/14	3.0%
3.	Six Flags Inc. 9.750% 04/15/13	3.0%
4.	Trump Entertainment Resorts 8.500% 06/01/15	2.9%
5.	Bank of America	2.9%
6.	Level 3 Fin. Inc. 9.250% 11/01/14	2.9%
7.	Wachovia Corp.	2.9%
8.	American Capital Strategies	2.9%
9.	The Blackstone Group, LP	2.9%
10	Ares Capital Corp	2.8%

The Fund’s holdings are subject to change at any time.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs, including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from inception (October 1, 2007) to December 31, 2007.

The example illustrates the Fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual
Class A	$1,000.00	$914.14	$0.60
Class C	$1,000.00	$912.57	$2.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.77	$0.63
Class C	$1,000.00	$1,009.90	$2.51

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.25% for Class A and 1.00% for Class C), multiplied by the average account value over the period, multiplied by 90/360 days. Class A’s ending account value in the “Actual” section of the first line in the table is based on its actual total return of (8.59%) for period from inception (October 1, 2007) to December 31, 2007. Class C’s ending account value in the “Actual” section of the table is based on its actual total return of (8.74%) for the period from inception (October 1, 2007)December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
Integrity Total Return Income Fund Class A Shares	1 year	5 year	10 year	Since Inception (October 1 ,2007)
Without Sales Charge	N/A	N/A	N/A	(8.59%)
With Sales Charge (4.25%)	N/A	N/A	N/A	(12.44%)

Integrity Total Return Income Fund Class C Shares	1 year	5 year	10 year	Since Inception (October 1 ,2007)
Without CDSC	N/A	N/A	N/A	(8.74%)
With CDSC (1.00%)	N/A	N/A	N/A	(9.64%)

S&P 500 Index	1 year	5 year	10 year	Since Inception (October 1 ,2007)
	N/A	N/A	N/A	(4.60%)

Lehman Brothers Aggregate Bond Index	1 year	5 year	10 year	Since Inception (October 1 ,2007)
	N/A	N/A	N/A	2.89%

Lipper Income Funds Index	1 year	5 year	10 year	Since Inception (October 1 ,2007)
	N/A	N/A	N/A	(1.14%)

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, Lehman Brothers Aggregate Bond Index, Lipper Income Fund Index, and S&P 500 Index

Class A Shares
	Fund without Sales Charge	Fund with Maximum Sales Charge	Lehman Brothers Aggregate Bond Index	Lipper Income Fund Index	S&P 500 Index
10/1/2007	$10,000	$9,579	$10,000	$10,000	$10,000
2007	$9,141	$8,756	$10,289	$9,886	$9,540

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996); Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Trustee	Indefinite Since May 2003	15

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999), and Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Vice President Secretary	Indefinite Since May 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund’s Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor. SMH Capital Advisors, Inc. (“SMH”), is the Sub-Advisor to the Fund.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on May 16, 2007, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund’s investment performance as compared to standardized industry performance data;
(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Integrity Total Return Income Fund’s portfolio managers, Jeffrey A. Cummer and Dwayne Moyers, will manage the Fund according to the objectives in the prospectus and statement of additional information.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability: The Board has reviewed most recently for December 2005, a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown no profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger. Since the Fund is a new fund, the Board determined that there were no economies of scale to be realized by the Investment Adviser in managing the Fund’s assets and that the fee was structured appropriately based on the size of the Fund.The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the proposed compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund’s net expense ratio of 1.95% for Class A shares and 2.70% for Class C shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board briefly discussed the benefits from the Fund that the Adviser could realize. Since the Fund is a new fund, the Board determined that there were no “fallout” benefits or indirect profits the adviser has realized thus far.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with SMH

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Investment Adviser and SMH with respect to the Integrity Total Return Income Fund, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH. Based on the review of SMH by the Investment Adviser Chief Compliance Officer of Integrity Money Management, Inc., including a review of the possible conflicts of interest, its code of ethics, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory.

Various personnel furnishing such services and their duties and qualifications: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund.A detailed biography of the portfolio managers was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund. The Board is satisfied with SMH’s representations regarding its staffing and capabilities to manage the Integrity Total Return Income Fund, including the retention of personnel with significant relevant portfolio management experience.

Investment Performance: The performance of the Integrity Total Return Income Fund was not considered since the Fund does not have any prior performance.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board briefly discussed the benefits from the Fund that the Sub-adviser could realize. Since the Fund is a new fund, the Board determined that there were no “fallout” benefits or indirect profits the adviser has realized thus far.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the Integrity Total Return Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Integrity Total Return Income Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of December 31, 2006, both Jeffrey Cummer and Dwayne Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH Capital Advisers, the Sub-Adviser. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000. Since profits are expected to increase as assets increase, both Jeff Cummer and Dwayne Moyers are expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the Integrity Total Return Income Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and SMH Capital Advisers, SMH Capital Advisers will be entitled to an increase in its compensation as assets in the Integrity Total Return Income Fund increase.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•

In general, SMH Capital Advisers does not invest Accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that either Jeffrey Cummer and Dwayne Moyers recommend a limited investment opportunity for multiple Accounts, SMH Capital Advisers has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by SMH Capital Advisers; provided, however, that SMH Capital Advisers may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets			Quantity	Market Value

COMMON STOCK (48.7%)

Airlines (1.9%)
Aircastle Ltd			4,300	$113,219

Banks (4.8%)
Bank of America			4,200	173,292
Citigroup Inc			3,800	111,872
				285,164
Business Software & Services (1.7%)
TICC Capital Corp			11,100	102,453

Drug and Pharmaceuticals (2.0%)
Pfizer Inc.			5,100	115,923

Energy (1.0%)
NGP Capital Resources Company			3,700	57,831

Financial (20.4%)
Allied Capital Corp			2,600	55,900
American Capital Strategies			5,100	168,096
Apollo Investment Corporation			10,400	177,320
Ares Capital Corp			11,400	166,782
The Blackstone Group, LP			7,600	168,188
Fortress Investment Group, LP			10,600	165,148
Gladstone Investment Corp			8,300	81,423
Kohlberg Capital Corporation			4,305	51,660
Wachovia Corp.			4,500	171,135
				1,205,652
Media (1.0%)
MCG Capital Corporation			4,900	56,791

Oil and Gas Operations (4.0%)
Boardwalk Pipeline Partners			1,900	59,090
Buckeye Partners LP			2,400	118,584
TC Pipelines, LP			1,600	57,920
				235,594
Real Estate Investment Trusts (8.3%)
Arbor Realty Trust, Inc			3,400	54,774
Entertainment Properties Trust			1,900	89,300
National Retail Properties Inc			4,000	93,520
Prospect Capital Corporation			8,200	107,010
Sovran Self Storage, Inc			2,200	88,220
U-Store-It Trust			5,900	54,044
				486,868
Transportation (3.6%)
Ship Finance International Ltd			2,100	58,191
Seaspan Corp.			4,800	117,552
OceanFreight Inc.			2,000	38,460
				214,203

TOTAL COMMON STOCKS (COST: $3,349,736)				$2,873,698

	Coupon Rate	Maturity	Prinicipal Amount
CORPORATE BONDS (45.5%)

Auto-Cars/Light Trucks (1.4%)
American Axle	7.875%	03/01/2017	$88,000	$80,574

Broadcast Serv/Program (1.6%)
Sirius Satellite Radio	9.625	08/01/2013	103,000	97,259

Building - Residential/Commer (3.2%)
Kimball Hill Inc.	10.500	12/15/2012	83,000	27,490
William Lyon Homes	10.750	04/01/2013	80,000	48,000
M/I Homes Inc.	6.875	04/01/2012	136,000	112,219
				187,709
Casino Hotels (2.9%)
Trump Entertainment Resorts	8.500	06/01/2015	227,000	173,655

Construction Materials (1.9%)
US Concrete Inc.	8.375	04/01/2014	127,000	112,019

Electronic Comp-Semicon (3.4%)
Advanced Micro Devices	7.750	11/01/2012	83,000	73,365
Amkor Technologies	9.250	06/01/2016	128,000	129,333
				202,698
Finance - Auto Loans (2.1%)
Ford Motor Credit Co	7.000	10/01/2013	144,000	120,911

Finance - Other Services (1.3%)
AMR Real Estate Partners	7.125	02/15/2013	80,000	76,612

Food - Retail (2.2%)
Landry's Restaurant	9.500	12/15/2014	130,000	129,927

Health Care (1.3%)
Nektar Therapeutics	3.250	09/28/2012	98,000	79,135

Medical - Hospitals (1.8%)
Tenet Healthcare Corp.	9.875	07/01/2014	110,000	105,362

Oil Co. - Explor. & Prod. (3.9%)
Brigham Exploration Co.	9.625	05/01/2014	122,000	113,460
Clayton William Energy	7.750	08/01/2013	130,000	115,751
				229,211
Oil Refining & Marketing (4.1%)
Aventine Renewable Energy	10.000	04/01/2017	143,000	132,348
Verasun Energy Corp	9.875	12/15/2012	109,000	110,301
				242,649
Resorts - Themeparks (3.0%)
Six Flags Inc.	9.750	04/15/2013	231,000	174,405

Retail - Auto Parts (1.2%)
Pep Boys	7.500	12/15/2014	78,000	73,825

Telephone-Integrated (2.9%)
Level 3 Fin. Inc.	9.250	11/01/2014	190,000	171,908

Transport-Services (1.9%)
Phi Inc	7.125	04/15/2013	118,000	113,279

Wireless Equipment (5.4%)
Cricket Commucations	9.375	11/01/2014	188,000	176,677
MetroPCS Wireless	9.250	11/01/2014	149,000	141,642
				318,319

TOTAL CORPORATE BONDS (COST: $2,806,461)				$2,689,457

SHORT-TERM SECURITIES (9.4%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $557,981)			557,981	$557,981

TOTAL INVESTMENTS IN SECURITIES (COST: $6,714,178)				$6,121,136
OTHER ASSETS LESS LIABILITIES				(214,333)

NET ASSETS				$5,906,803

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $6,714,178)	$6,121,136
Accrued dividends receivable	26,204
Accrued interest receivable	56,371
Receivable for fund shares sold	232,113
Receivable from manager	7,207
Prepaid expenses	27,303
Total Assets	$6,470,334

LIABILITIES
Disbursements in excess of demand deposit cash	$303,872
Dividends payable	103,540
Payable for fund shares redeemed	143,091
Accrued expenses	7,555
Payable to affiliates	5,473
Total Liabilities	$563,531

NET ASSETS	$5,906,803

Net assets are represented by:
Capital stock outstanding, at par	$660
Additional paid-in capital	6,499,185
Unrealized appreciation (depreciation) on investments	(593,042)
Total amount representing net assets applicable to 659,896 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$5,906,803

Net assets consist of:
Class A	$1,676,908
Class C	$4,229,895
Total Net Assets	$5,906,803

Shares outstanding:
Class A	187,393
Class C	472,503

Net Asset Value per share:
Class A	$8.95
Class A Offering Price (based on sales charge of 4.25%)	$9.35
Class C	$8.95

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the period since inception (October 1, 2007) through December 31, 2007

INVESTMENT INCOME
Interest	$61,349
Dividends	52,585
Total Investment Income	$113,934

EXPENSES
Investment advisory fees	$13,113
Distribution (12b-1) fees—Class A	670
Distribution (12b-1) fees—Class C	9,724
Transfer agent fees	7,417
Accounting service fees	8,066
Administrative service fees	7,417
Custodian fees	490
Professional fees	1,166
Trustees fees	299
Reports to shareholders	1,879
License, fees, and registrations	5,147
Audit fees	6,100
Legal fees	177
Transfer agent out-of-pockets	419
Total Expenses	$62,084
Less expenses waived or absorbed by the Fund’s manager	(51,689)
Total Net Expenses	$10,395

NET INVESTMENT INCOME (LOSS)	$103,539

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation (depreciation) of investments	$(593,042)
Net Realized and Unrealized Gain (Loss) on Investments	$(593,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(489,503)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the period since inception (October 1, 2007) through December 31, 2007

For The Period Since Inception (October 1, 2007) Through December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$103,539
Net change in unrealized appreciation (depreciation) on investments	(593,042)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(489,503)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Class A ($.19 per share)	$(26,401)
Class C ($.18 per share)	(77,139)
Distributions from net realized gain on investment transactions
Class A ($.00 per share)	0
Class C ($.00 per share)	0
Total Dividends and Distributions	$(103,540)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	$1,950,002
Class C	4,849,199
Proceeds from reinvested dividends
Class A	0
Class C	0
Cost of shares redeemed
Class A	(137,552)
Class C	(161,803)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$6,499,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	$5,906,803
NET ASSETS, BEGINNING OF PERIOD	0
NET ASSETS, END OF PERIOD	$5,906,803

Undistributed Net Investment Income	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. The Fund seeks to provide current income with capital growth as a secondary objective. The Fund commenced operations on October 1, 2007, under the Trust. From its inception (September 7, 1992) until February 9, 1998, the Trust was organized by the investment adviser as a Collective Investment Trust under New York law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the Trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds”. On March 3, 2003, the Trust was renamed “The Integrity Funds”.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

Each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price

•	Each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. (“Integrity Fund Services”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax year ended December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as other expense.

The tax character of distributions paid was as follows:

For The Period From Inception (October 1, 2007) Through December 31, 2007
Tax-exempt income	$0
Ordinary income	103,540
Long-term capital gains	0
Total	$103,540

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	($593,042)	($593,042)

For the period from inception (October 1, 2007) through December 31, 2007, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from inception (October 1, 2007) through December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $0.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the period from inception (October 1, 2007) through December 31, 2007, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and paid quarterly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year. Net investment income, other than distribution fees, is allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts – Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were unlimited shares of $.001 par value authorized; 659,896 shares were outstanding at December 31, 2007.

Transactions in capital shares were as follows:

	Class A Shares	Class C Shares
	For The Period From Inception (October 1, 2007) Through December 31, 2007	For The Period From Inception (October 1, 2007) Through December 31, 2007
Shares sold	201,500	490,500
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(14,107)	(17,997)
Net increase (decrease)	187,393	472,503

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund’s investment adviser; Integrity Funds Distributor, Inc., (“Integrity Funds Distributor”) the Fund’s underwriter; and Integrity Fund Services, the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $0 of investment advisory fees after waivers for the period from inception (October 1, 2007) through December 31, 2007. The Fund has a payable to Integrity Money Management of $0 at December 31, 2007 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed until March 31, 2008 to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Fund do not exceed 1.95% for the Class A shares and 2.70% for the Class C shares. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has a payable to Integrity Funds Distributor of $3,841 at December 31, 2007 for distribution fees.

For the period from inception (October 1, 2007) through December 31, 2007, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$670	$0
Class C Shares	$9,724	$0

Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund’s average net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $0 of transfer agency fees after waivers for the period from inception (October 1, 2007) through December 31, 2007. The Fund has a payable to Integrity Fund Services of $0 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $0 of accounting service fees after waivers for the period from inception (October 1, 2007) through December 31, 2007. The Fund has a payable to Integrity Fund Services of $0 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for a variable fee equal to 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund will pay an additional fee of $500 per month for each additional share class. The Fund has recognized $0 of administrative service fees after waivers for the period from inception (October 1, 2007) through December 31, 2007. The Fund has a payable to Integrity Fund Services of $0 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $6,152,119 and $0, respectively, for the period from inception (October 1, 2007) through December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,714,178. The net unrealized depreciation of investments based on the cost was $593,042, which is comprised of $23,474 aggregate gross unrealized appreciation and $616,516 aggregate gross unrealized depreciation.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class A Shares

For The Period From Inception (October 1, 2007) Through December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.19
Net realized and unrealized gain (loss) on investment transactions	(1.05)
Total Income (Loss) From Investment Operations	$(.86)

Less Distributions:
Dividends from net investment income	$(.19)
Distributions from net realized gains	.00
Total Distributions	$(.19)

NET ASSET VALUE, END OF PERIOD	$8.95

Total Return	(8.59%)AD

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,677
Ratio of net expenses (after expense assumption) to average net assets	0.25%BC
Ratio of net investment income to average net assets	9.86%C
Portfolio turnover rate	0.00%

A Excludes maximum sales charge of 4.25%.

B During the period indicated above, Integrity Mutual Funds assumed/waived expenses of $11,865. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.67%.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class C Shares

For The Period From Inception (October 1, 2007) Through December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.18
Net realized and unrealized gain (loss) on investment transactions	(1.05)
Total Income (Loss) From Investment Operations	$(.87)

Less Distributions:
Dividends from net investment income	$(.18)
Distributions from net realized gains	.00
Total Distributions	$(.18)

NET ASSET VALUE, END OF PERIOD	$8.95

Total Return	(8.74%)AD

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,230
Ratio of net expenses (after expense assumption) to average net assets	1.00%BC
Ratio of net investment income to average net assets	7.96%C
Portfolio turnover rate	0.00%

A Excludes CDSC of 1.00%.

B During the period indicated above, Integrity Mutual Funds assumed/waived expenses of $39,824. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.10%.

C Ratio is annualized.

D Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Total Return Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Total Return Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2007, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period since inception (October 1, 2007) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Total Return Income Fund of The Integrity Funds as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period since inception (October 1, 2007) through December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Item 2—Code of Ethics

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

(5) Accountability for adherence to the Code.

(c)	There were no amendments to the Code during the period covered by the report.

(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)	Not applicable.

(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3—Audit Committee Financial Expert

The Trust's Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4—Principal Accountant Fees and Services

(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

		Audit Fees
		2007	$44,500
		2006	$42,100

(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
		Audit-Related Fees
		2007	$8,400
		2006	$11,700

(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
		Tax Fees
		2007	$8,400
		2006	$7,700

(d)	All Other Fees.
		None.

(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services describd in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.

(g)	None.

(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 11—Controls and Procedures

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant’s Code of Ethics filed pursuant to Item 2 of the N-CSR is attached hereto.

	(2)	Certification pursuant to Section 30a-2(a) of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Robert E. Walstad
Robert E. Walstad
President, The Integrity Funds

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Laura K. Anderson
Laura K. Anderson
Treasurer, The Integrity Funds

Date: March 6, 2008